Heller Equipment Asset Receivables Trust 1999-1
-----------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution


Collection Period                               September 2, 2000        to     October 1, 2000
Determination Date                               October 10, 2000
Distribution Date                                October 13, 2000

Available Amounts
-----------------
       Scheduled Payments plus Payaheads, net of Excluded Amounts                 8,000,053.06
       Prepayment Amounts                                                           788,579.18
       Recoveries                                                                   274,878.91
       Investment Earnings on Collection Account and Reserve Fund                    22,685.12
       Late Charges                                                                   4,416.15
       Servicer Advances                                                          1,675,979.28

       Total Available Amounts                                                   10,766,591.70
       -----------------------                                                   -------------

Payments on Distribution Date
-----------------------------

       Trustee Fees (only applicable pursuant to an Event of Default)                     0.00

       Unreimbursed Servicer Advances to the Servicer                                     0.00

       Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer               0.00

       Interest due to Class A-1 Notes                                                    0.00

       Interest due to Class A-2 Notes                                                    0.00

       Interest due to Class A-3 Notes                                              559,521.67

       Interest due to Class A-4 Notes                                              146,800.09

       Interest due to Class B Notes                                                 30,819.86

       Interest due to Class C Notes                                                 31,487.78

       Interest due to Class D Notes                                                 29,539.11

       Class A-1 Principal Payment Amount                                                 0.00

       Class A-2 Principal Payment Amount                                                 0.00

       Class A-3 Principal Payment Amount                                         8,768,881.77

       Class A-4 Principal Payment Amount                                                 0.00

       Class B Principal Payment Amount                                             363,198.14

       Class C Principal Payment Amount                                             836,343.28

       Class D Principal Payment Amount                                                   0.00

       Additional Principal to Class A-2 Notes                                            0.00

       Additional Principal to Class A-3 Notes                                            0.00

       Additional Principal to Class A-4 Notes                                            0.00

       Additional Principal to Class B Notes                                              0.00

       Additional Principal to Class C Notes                                              0.00

       Additional Principal to Class D Notes                                              0.00

       Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                   0.00
       Deposit to the Reserve Fund                                                        0.00
       Excess to Certificateholder                                                        0.00

       Total distributions to Noteholders and Certificateholders                 10,766,591.70
       ---------------------------------------------------------                 -------------

Heller Equipment Asset Receivables Trust 1999-1
---------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
       Trustee fees due on Distribution Date                                               0.00


Unreimbursed Servicer Advances
------------------------------

       Unreimbursed Servicer Advances                                                      0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

 (i)   Servicing Fee Percentage                                                           0.40%
 (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period          168,673,635.34
(iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                             0.00
 (iv)  Servicing Fee accrued but not paid in prior periods                                 0.00
       Total Servicing Fee due and accrued ( (iii) + (iv) )                                0.00
       Servicing Fee carried forward                                                       0.00

       Monthly Servicing Fee distributed                                                   0.00


Class A-1 Interest Schedule
---------------------------
       Opening Class A-1 principal balance                                                 0.00
       Class A-1 Interest Rate                                                         4.94795%
       Number of days in Accrual Period                                                      30
       Current Class A-1 interest due                                                      0.00
       Class A-1 interest accrued but not paid in prior periods                            0.00
       Total Class A-1 interest due                                                        0.00
       Class A-1 interest carried forward                                                  0.00

       Class A-1 interest distribution                                                     0.00

Class A-2 Interest Schedule
---------------------------
       Opening Class A-2 principal balance                                                    -
       Class A-2 Interest Rate                                                            5.26%
       Current Class A-2 interest due                                                         -
       Class A-2 interest accrued but not paid in prior periods                            0.00
       Total Class A-2 interest due                                                           -
       Class A-2 interest carried forward                                                  0.00

       Class A-2 interest distribution                                                        -

Class A-3 Interest Schedule
---------------------------
       Opening Class A-3 principal balance                                       122,077,455.25
       Class A-3 Interest Rate                                                            5.50%
       Current Class A-3 interest due                                                559,521.67
       Class A-3 interest accrued but not paid in prior periods                            0.00
       Total Class A-3 interest due                                                  559,521.67
       Class A-3 interest carried forward                                                  0.00

       Class A-3 interest distribution                                               559,521.67


Class A-4 Interest Schedule
---------------------------
       Opening Class A-4 principal balance                                        31,345,216.00
       Class A-4 Interest Rate                                                            5.62%
       Current Class A-4 interest due                                                146,800.09
       Class A-4 interest accrued but not paid in prior periods                            0.00
       Total Class A-4 interest due                                                  146,800.09
       Class A-4 interest carried forward                                                  0.00

       Class A-4 interest distribution                                               146,800.09

Class B Interest Schedule
-------------------------
       Opening Class B principal balance                                                 6,354,610.54
       Class B Interest Rate                                                                    5.82%
       Current Class B interest due                                                         30,819.86
       Class B interest accrued but not paid in prior periods                                    0.00
       Total Class B interest due                                                           30,819.86
       Class B interest carried forward                                                          0.00

       Class B interest distribution                                                        30,819.86


Class C Interest Schedule
-------------------------

       Opening Class C principal balance                                                 5,849,123.11
       Class C Interest Rate                                                                    6.46%
       Current Class C interest due                                                         31,487.78
       Class C interest accrued but not paid in prior periods                                    0.00
       Total Class C interest due                                                           31,487.78
       Class C interest carried forward                                                          0.00

       Class C interest distribution                                                        31,487.78


Class D Interest Schedule
-------------------------

       Opening Class D principal balance                                                 3,865,532.00
       Class D  Interest Rate                                                                   9.17%
       Current Class D interest due                                                         29,539.11
       Class D interest accrued but not paid in prior periods                                    0.00
       Total Class D interest due                                                           29,539.11
       Class D interest carried forward                                                          0.00

       Class D interest distribution                                                        29,539.11


Class A-1 Principal Schedule
----------------------------

       Class A-1 Maturity Date                                                           May 15, 2000
  (i)  Opening Class A-1 principal balance                                                       0.00
 (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance     169,491,936.90
(iii)  ADCB as of last day of the Collection Period                                    159,033,083.82
 (iv)  Monthly Principal Amount ( (ii) - (iii) )                                        10,458,853.08
       Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                            0.00
       Class A-1 Principal Payment Amount distribution                                           0.00

       Class A-1 Principal Balance after current distribution                                    0.00


Class A Principal Payment Amount
--------------------------------

 (i)   Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount           153,422,671.25
 (ii)  Class A Target Investor Principal Amount (90.9583% * ending ADCB)               144,653,789.48
       Class A Principal Payment Amount                                                  8,768,881.77
       Funds available for distribution                                                  8,768,881.77

Class A-2 Principal Schedule
----------------------------
       Opening Class A-2 principal balance                                                          -
       Class A-2 Principal Payment Amount distribution                                           0.00

       Class A-2 principal balance after current distribution                                       -

Class A-3 Principal Schedule
----------------------------
       Opening Class A-3 principal balance                                             122,077,455.25
       Class A-3 Principal Payment Amount distribution                                   8,768,881.77

       Class A-3 principal balance after current distribution                          113,308,573.48


Class A-4 Principal Schedule
----------------------------
       Opening Class A-4 principal balance                                             31,345,216.00
       Class A-4 Principal Payment Amount distribution                                          0.00

       Class A-4 principal balance after current distribution                          31,345,216.00


Class B Principal Schedule
--------------------------
       Opening Class B principal balance                                                6,354,610.54
       Class B Target Investor Principal Amount (3.7674% * ending ADCB)                 5,991,412.40
       Class B Floor                                                                   (1,706,463.32)
       Class B Principal Payment Amount due                                               363,198.14
       Class B Principal Payment Amount distribution                                      363,198.14

       Class B principal balance after current distribution                             5,991,412.40


Class C Principal Schedule
--------------------------
       Opening Class C principal balance                                                5,849,123.11
       Class C Target Investor Principal Amount (3.0139% * ending ADCB)                 4,793,098.11
       Class C Floor                                                                    1,166,199.85
       Class C Principal Payment Amount due                                             1,056,025.00
       Class C Principal Payment Amount distribution                                      836,343.28

       Class C principal balance after current distribution                             5,012,779.83


Class D Principal Schedule
--------------------------
       Opening Class D principal balance                                                3,865,532.00
       Class D Target Investor Principal Amount (1.5070% * ending ADCB)                 2,396,628.57
       Class D Floor                                                                    2,635,101.78
       Class D Principal Payment Amount due                                             1,230,430.22
       Class D Principal Payment Amount distribution                                            0.00

       Class D principal balance after current distribution                             3,865,532.00


Additional Principal Schedule
-----------------------------
       Floors applicable (Yes/No)                                                                Yes
       Monthly Principal Amount                                                        10,458,853.08
       Sum of Principal Payments payable on all classes                                11,418,535.13
       Additional Principal  payable                                                            0.00
       Additional Principal available, if payable                                               0.00

       Class A-2 Additional Principal allocation                                                0.00
       Class A-2 principal balance after current distribution                                      -

       Class A-3 Additional Principal allocation                                                0.00
       Class A-3 principal balance after current distribution                         113,308,573.48

       Class A-4 Additional Principal allocation                                                0.00
       Class A-4 principal balance after current distribution                          31,345,216.00

       Class B Additional Principal allocation                                                  0.00
       Class B principal balance after current distribution                             5,991,412.40

       Class C Additional Principal allocation                                                  0.00
       Class C principal balance after current distribution                             5,012,779.83

       Class D Additional Principal allocation                                                  0.00
       Class D principal balance after current distribution                             3,865,532.00


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
 (i)   Servicing Fee Percentage                                                               0.40%
 (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period             168,673,635.34
(iii)  Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                        56,224.55
 (iv)  Servicing Fee accrued but not paid in prior periods                            1,085,420.32
       Total Servicing Fee due and accrued ( (iii) + (iv) )                           1,141,644.87
       Servicing Fee carried forward                                                  1,141,644.87

       Monthly Servicing Fee distributed                                                      0.00


Reserve Fund Schedule
---------------------
       ADCB as of the end of the Collection Period                                  159,033,083.82
       Required Reserve Amount (ending ADCB * 0.70%)                                  1,113,231.59
       Prior month Reserve Fund balance                                               1,065,261.71
       Deposit to Reserve Fund - excess funds                                                 0.00
       Interim Reserve Fund Balance                                                   1,065,261.71
       Current period draw on Reserve Fund for Reserve Interest Payments                      0.00
       Current period draw on Reserve Fund for Reserve Principal Payments                     0.00
       Excess to Certificateholder                                                            0.00
       Ending Reserve Fund balance                                                    1,065,261.71

       Reserve Fund balance as a percentage of ADCB as of the end of the
       Collection Period                                                                      0.67%

Heller Equipment Asset Receivables Trust 1999-1
----------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors
       Class A-1
       ---------
       Class A-1 principal balance                                                             0.00
       Initial Class A-1 principal balance                                           130,040,761.00

       Note factor                                                                      0.000000000


       Class A-2
       ---------
       Class A-2 principal balance                                                             0.00
       Initial Class A-2 principal balance                                            66,680,434.00

       Note factor                                                                      0.000000000


       Class A-3
       ---------
       Class A-3 principal balance                                                   113,308,573.48
       Initial Class A-3 principal balance                                           135,293,633.00

       Note factor                                                                      0.837501152


       Class A-4
       ---------
       Class A-4 principal balance                                                    31,345,216.00
       Initial Class A-4 principal balance                                            31,345,216.00

       Note factor                                                                      1.000000000


       Class B
       ------
       Class B principal balance                                                       5,991,412.40
       initial Class B principal balance                                               9,663,831.00

       Note factor                                                                      0.619983152


       Class C
       -------
       Class C principal balance                                                       5,012,779.83
       Initial Class C principal balance                                               7,731,065.00

       Note factor                                                                      0.648394475


       Class D
       -------
       Class D principal balance                                                       3,865,532.00
       Initial Class D principal balance                                               3,865,532.00

       Note factor                                                                      1.000000000

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
  (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date                     169,491,936.90
  (ii)  Overcollateralization Balance as of the preceding Distribution Date                                    (818,301.56)
 (iii)  Monthly Principal Amount                                                                             10,458,853.08
  (iv)  Available Amounts remaining after the payment of interest                                             9,968,423.19
  (v)   ADCB as of the end of the Collection Period                                                         159,033,083.82
        Cumulative Loss Amount                                                                                        0.00


Class B Floor Calculation
-------------------------

        Class B Floor percentage                                                                                      1.86%
        Initial ADCB                                                                                        386,553,237.98
        Cumulative Loss Amount for current period                                                                     0.00
        Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization
        Balance                                                                                               8,896,353.55
        Class B Floor                                                                                        (1,706,463.32)


Class C Floor Calculation
-------------------------

        Class C Floor percentage                                                                                      1.09%
        Initial ADCB                                                                                        386,553,237.98
        Cumulative Loss Amount for current period                                                                     0.00
        Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                3,047,230.44
        Class C Floor                                                                                         1,166,199.85


Class D Floor Calculation
-------------------------

        Class D Floor percentage                                                                                      0.47%
        Initial ADCB                                                                                        386,553,237.98
        Cumulative Loss Amount for current period                                                                     0.00
        Overcollateralization Balance                                                                          (818,301.56)
        Class D Floor                                                                                         2,635,101.78


Heller Financial, Inc. is the Servicer (Yes/No)                                                                        Yes

An Event of Default has occurred  (Yes/No)                                                                              No



10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                                        386,553,237.98

        Cumulative DCB of Substitute Contracts replacing materially modified contracts                        5,404,027.98
        Percentage of Substitute Contracts replacing materially modified contracts                                    1.40%

        Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                            No


5% Skipped Payment Limit Calculation
------------------------------------
        The percent of contracts with Skipped Payment modifications                                                   0.08%
        The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                No
        Any Skipped Payments have been deferred later than January 1, 2006                                              No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                     168,673,635.34
ADCB as of the last day of the Collection Period                                                      159,033,083.82

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts              46,586.42
Number of Contracts that became Defaulted Contracts during the period                                              2
Defaulted Contracts as a percentage of ADCB (annualized)                                                        0.35%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                717,305.51
Number of Prepaid Contracts as of the last day of the Collection Period                                            7

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts 0.00 Number of Substitute Contracts as of the last day of the Collection Period 0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                32,241.68
Number of Warranty Contracts as of the last day of the Collection Period                                           1

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period          274,878.91

Cumulative Servicer Advances paid by the Servicer                                                      15,736,295.58
Cumulative reimbursed Servicer Advances                                                                14,060,316.30


Delinquencies and Losses                          Dollars                               Percent
------------------------                          -------                               -------

       Current                                     152,805,108.04                              96.08%
       31-60 days past due                           2,613,274.65                               1.64%
       61-90 days past due                           1,215,368.10                               0.76%
       Over 90 days past due                         2,399,333.03                               1.51%
                                             --------------------                      -------------
       Total                                       159,033,083.82                             100.00%

       31+ days past due                             6,227,975.78                               3.92%


 (i)   Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                        5,707,889.09
 (ii)  Cumulative Recoveries realized on Defaulted Contracts                                            1,651,983.42
       Cumulative net losses to date  ( (i) - (ii) )                                                    4,055,905.67
       Cumulative net losses as a percentage of the initial ADCB                                                1.05%